UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	November 3, 2009

VCG HOLDING CORPORATION
__________________________________________
(Exact name of registrant as specified in its charter)

Colorado	001-32208	841157022
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

390 UNION BLVD, SUITE 540, LAKEWOOD, Colorado		80228
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	303-934-2424

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01 Other Events.

On November 3, 2009, VCG Holding Corp. (the "Company") received a non-binding letter of intent (the "Proposal") from the Company's Chairman and Chief Executive Officer, Troy Lowrie, Lowrie Management, LLLP, an entity controlled by Mr. Lowrie and certain other unidentified investors (collectively, "Lowrie"), to acquire all of the outstanding common stock of the Company for $2.10 per share in cash (the "Acquisition"). The Proposal contemplates that the Company would no longer be a public reporting or trading company following the closing of the Acquisition. The Company's Board of Directors has formed a Special Committee consisting solely of directors who are independent under the NASDAQ independence rules to review and evaluate the Proposal and to recommend to the Company's Board of Directors whether or not to approve or decline the Proposal. The Special Committee was formed to maximize shareholder value, including evaluating the Company's alternatives to the Proposal. The members of the Special Committee are George Sawicki, Kenton Sieckman and Carolyn Romero. The Proposal is subject to the approval of the Special Committee, the Company's Board of Directors and the Company's shareholders.

No assurance can be given that an agreement on terms satisfactory to the Special Committee or the Board of Directors will result from the Proposal submitted by Lowrie or any other party, or that any transaction recommended by the Special Committee will be completed.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No. Description
99.1 Press release of VCG Holding dated November 4, 2009.

Certain statements in this Current Report on Form 8-K are forward-looking statements within the meaning of the Securities Litigation Reform Act of 1995, as amended. All statements, other than statements of historical fact, included in this Current Report on Form 8-K that address activities, events or developments that we believe or anticipate will or may occur in the future are forward-looking statements. Such statements are based on current expectations, estimates and projections about the Company's business based, in part, on assumptions made by management. These statements are not guarantees of future performance and involve risks and uncertainties that are difficult to predict, including, without limitation, whether the Special Committee of the Company's Board of Directors and the full Board of Directors will approve the Proposal and, if approved, whether the Proposal will be successfully completed. Therefore, actual outcomes and results may differ materially from what is expressed or forecasted in such forward-looking statements due to numerous risks, uncertainties and factors identified from time to time in the Company's reports with the Securities and Exchange Commission, including our Annual Report on Form 10-K/A for the year ended December 31, 2008. All forward-looking statements attributable to us or any persons acting on our behalf are expressly qualified in their entirety by these risks, uncertainties and factors. All guidance and forward-looking statements in this Current Report on Form 8-K are made as of the date hereof and we do not undertake any obligation to update any forecast or forward-looking statements, except as may be required by law.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VCG HOLDING CORPORATION

November 4, 2009	By:	/s/ Courtney Cowgill

Name: Courtney Cowgill
Title: CFO

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Exhibit Index

Exhibit No.	Description

99.1	Press release of VCG Holding dated November 4, 2009